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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 14, 1999
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 31, 1998)

                         EL PASO TENNESSEE PIPELINE CO.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-9864                   76-0233548
     (State or other         (Commission File No.)         (I.R.S. Employer
       jurisdiction                                      Identification No.)
    of incorporation)

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                            EL PASO ENERGY BUILDING
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)

                                 (713) 420-2131
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1998, El Paso Energy Corporation ("EPEC"), the indirect corporate parent of El Paso Tennessee Pipeline Co. (the "Company"), initiated and completed a tax-free internal reorganization of its assets and operations and those of its subsidiaries (the "Reorganization"), in accordance with a ruling received from the Internal Revenue Service. After the Reorganization, the Company continues to own the interstate pipeline systems known as the TGP System, East Tennessee System, Midwestern System, and the merchant services operations of El Paso Energy Marketing. In addition, the Company now owns all of the international operations of El Paso Energy International Company and the field services operations of El Paso Field Services Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Pro forma financial statements reflecting the effect of the Reorganization and required audited financial statements will be included by amendment.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EL PASO TENNESSEE PIPELINE CO.

                                            By:    /s/ JEFFREY I. BEASON
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                                                      Jeffrey I. Beason
                                                Vice President and Controller
                                                  (Chief Accounting Officer)

Date: January 14, 1999